FEDERAL HOME LOAN MORTGAGE CORPORATION

                            ACKNOWLEDGEMENT AGREEMENT

         This Acknowledgement Agreement, entered into effective as of the 23rd day of March , 1995[1] (the "Agreement"), by and among the Federal Home Loan
Mortgage Corporation, a corporate instrumentality of the United States
("Freddie
Mac"), MONUMENT MORTGAGE, INC.,[2] organized and existing under the laws of the
STATE OF  CALIFORNIA,[3] whose chief  executive office is located at 3091
CITRUS
CIRCLE,  SUITE 150.  WALNUT CREEK, CA 94598[4](the "Servicer"),  and
RESIDENTIAL
FUNDING CORPORATION,[5] organized and existing under the laws of the STATE OF
DELAWARE,[6]whose chief executive office is located at 8400 NORMANDALE LAKE
BLVD.
SUITE 600, MINNEAPOLIS, MINNESOTA 55437[7] (the "Secured Party");

                              W I T N E S S E T H:

         WHEREAS,  the Servicer and the Secured  Party have  entered  into, or,
contemporaneous  with the execution of this  Agreement,  intend to enter into, a
security agreement (the "Security  Agreement")  whereby the Servicer granted, or
will grant, to the Secured Party a security interest in, among other things, (a)
part or all of the conditional,  non-delegable  right of the Servicer to service
certain  single-family  mortgages for Freddie Mac, which mortgages are described
with  particularity  in  Addendum  A to this  Agreement  (the
"Mortgages"),  in
exchange for the right to retain certain payments  otherwise due to Freddie
Mac,
pursuant to the terms of the unitary, indivisible master servicing contract
(the
"Servicing  Contract"`,  a; described in the Freddie Mac Sellers' and
Servicers'
Guide,  as it may be  amended  from  time to  time  (the  "Guide"),  and
(b) any
proceeds  resulting from the sale of such right to service mortgages for
Freddie
Mac (the  Servicing  Contract and such proceeds  hereinafter  referred to as the
"Servicing  Collateral;" the security interest in the Servicing  Collateral held
by  the  Secured  Party  hereinafter  referred  to as  the  "Servicing
Security
Interest"); and
___________________
[1] Type day, month and year on which Agreement is executed by Servicer. [2] Type complete legal name of Servicer.
[3] If Servicer is a corporation or a depository institution organized under state law, type name of state in which the corporation or depository institution was organized, as follows "state of CALIFORNIA (name of state)." If Servicer is a depository institution organized under the laws of the United States (such as a federally-chartered commercial bank or savings and loan association), type
"United States."
[4] Type street address (including any office, suite or floor number), city and state or Servicer's chief executive office.
[5]  Type complete legal name of Secured Party.
[6] If the Secured Party is a corporation or a depository institution organized under state law, type name of state in which the corporation or depository institution was organized, as follows: "state of DELAWARE (name of state)." If the Secured Party is a depository institution organized under the laws of the
United States (such as a federally-chartered commercial bank or savings and loan association) type "United States."
[7] Type street address (including any office, suite or floor number), city and state of Secured Party's chief executive office.

         WHEREAS, the Servicer's grant of the Servicing Security Interest is prohibited under the terms of the Guide, unless Freddie Mac shall consent to the grant of such security interest by entering into this Agreement; and

         WHEREAS, the Servicer and the Secured Party have requested that Freddie
Mac consent to the grant of the Servicing Security Interest, and Freddie Mac is agreeable to so doing, on the terms and conditions set forth in this Agreement, in consideration of the acknowledgments, promises, undertakings, warranties and representations on the part of the Servicer and the Secured Party set forth in this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Extent of Servicing Security Interest. Based upon the representations and warranties of the Servicer and the Secured Party set forth in this
Agreement, and subject to the terms and conditions stated herein, Freddie Mac consents to the grant by the Servicer of the Servicing Security Interest in the
Servicing Collateral, but does not consent to the grant of any other security interest in collateral not included in the Servicing Collateral.

     2.  Purpose  of  Servicing  Security   Interest;   Loan  Participation
and
Assignment of a Loan; No Additional  Interests in Servicing  Security
Interest.
The Servicer represents and warrants that it has granted or will grant the
Servicing Security Interest, and the Secured Party represents and warrants that it has taken or will take the Servicing Security Interest, as collateral to secure an extension of credit for a purpose permitted by Freddie Mac. The
Secured Party also represents and warrants that, if it sells one or more participations in a loan, or assigns a loan, made to the Servicer in connection with the Security Agreement, each participant or the assignee shall be bound by a written agreement with the Secured Party (a) to benefit under the Security
Agreement and this Agreement  exclusively by and through the Secured Party,
(b)
to authorize the Secured Party or its agent to act exclusively for each participant or the assignee with respect to this Agreement and Freddie Mac, and
(c) to agree that all terms of this Agreement shall be binding upon the participant or the assignee as if it had executed the same. The Servicer and the
Secured Party each further represents and warrants that, besides the grant of the Servicing Security Interest by the Servicer, and/or a sale of a loan participation or assignment of a loan (as provided for in the immediately preceding sentence) by the Secured Party, it has not, and it will not, sell, grant or convey to any other person any interest whatsoever in this Agreement, the Servicing Security Interest, the Servicing Collateral, and/or the Servicing
Contract.

     3. Filing of Financing  Statement.  If, under the Security  Agreement, the
Servicer grants to the Secured Party the Servicing Security  Interest,  but
does
not grant to the  Secured  Party a security  `merest in other  rights which are
similar to the Servicing  Collateral and which are owned by the Federal
National
Mortgage   Association   ("Fannie  Mae"),  the  Government   National
Mortgage
Association ("Ginnie Mae"), or another investor, the Secured Party agrees that it will write, or cause to be written, the following language in, or attached to, each financing statement which it shall file, or cause to be filed, in connection with the Security Agreement:

         "The security interest referred to in this financing statement is subject and subordinate in each and every respect (a) to all rights,
         powers and prerogatives of Freddie Mac under and in connection with
         Purchase Documents, as that term is defined in the Freddie Mac
Sellers'
         & Servicers' Guide, which rights include, without limitation, the right of Freddie Mac to disqualify the debtor named herein as an approved
         Freddie Mac seller/servicer, with or without cause, and the right to terminate the unitary, indivisible master servicing contract and to transfer and sell all or any portion of said servicing contract, as provided in the Purchase Documents; and (b) to all claims of Freddie
         Mac arising out of any and all defaults and outstanding obligations of the debtor to Freddie Mac."

If, in contrast to the facts set forth in the immediate preceding paragraph, the Servicer, in addition to granting to the Secured Party the
Servicing Security Interest, also grants to the Secured Party a security interest in other rights which are similar to the Servicing Collateral and which are owned by Fannie Mae, Ginnie Mae, or another investor, the Secured Party agrees that it will write, or cause to be written, the following language in, or attached to, each financing statement which it shall file, or cause to be filed, in connection with the Security Agreement:

         "The  security  interest  referred to in this  financing
statement  is
         subject and  subordinate  in each and every  respect (a) to all rights,
         powers and  prerogatives  of one or more of the following:  the
Federal
         Home Loan Mortgage  Corporation  ("Freddie  Mac"), the Federal
National
         Mortgage  Association  ("Fannie Mae"), the Government National
Mortgage
         Corporation  ("Ginnie  Mae"), or such other investors that own mortgage
         loans, or which guaranty  payments on securities based on and backed by
         pools of mortgage  loans,  identified on the  exhibit(s) or schedule(s)
         attached to this financing statement (the "Investors");  and (b)
to all
         claims  of an  Investor  arising  out  of  any  and  all  defaults
and
         outstanding  obligations  of the debtor to the  Investor.  Such rights,
         powers  and   prerogatives  of  the  Investors  may  include,
without
         limitation, one or more of the following: the right of an Investor to disqualify the debtor from participating in a mortgage selling or servicing program or a securities guaranty program with the Investor;
         the right to terminate contract rights of the debtor relating to such a mortgage selling or servicing program or securities guaranty program;
         and the right to transfer and sell all or any portion of such contract rights following the termination of those rights."

     4. Subordination of Servicing Security Interest. The Secured Party and the
Servicer hereby acknowledge that the Servicing Security Interest is subject and subordinate in each and every respect (a) to all rights, powers and perogatives of Freddie Mac under and in connection with the Purchase Documents, as that term is defined in the Freddie Mac Sellers' & Servicers' Guide, which rights include, without limitation, the right of Freddie Mac to disqualify the Servicer as an approved Freddie Mac seller/servicer, with or without cause, and the right to terminate the Servicing Contract with the Servicer and to transfer and sell all or any portion of the Servicing Contract, as provided in the Purchase Documents;
and (b) to payment of all of Freddie  Mac's Claims and Freddie  Mac's
Servicing
Transfer Costs, as defined below in Sections 8(a)(1) and 8(a)(2) of this
Agreement.

     5.  Non-Applicability of Security Agreement and of UCC. Each of the
parties
agrees, and expressly acknowledges its understanding, that Freddie Mac shall not
be bound  in any way  whatsoever  by any  terms or  provisions  of the
Security
Agreement,  and that in the event of an actual or apparent  conflict between the
provisions of the Security  Agreement and the  provisions of this Agreement with
respect to the rights or obligations  of the Servicer or the Secured Party, the
provisions of this Agreement shall govern.  Each of the parties also agrees, and
expressly  acknowledges  its  understanding,   that  Freddie  Mac's  rights
and
obligations under this Agreement will in no way be derived from or subject to
Article 9 of the UCC, as it may have been adopted in any state or federal district or territory; provided, however, that the foregoing provision shall not affect the applicability of Article 9 to the creation and validity of the
Servicing  Security Interest and the  enforceability  of the Servicing
Security
Interest against the Servicer or third parties other than Freddie Mac.

     6. Continuation of Security Interest in Proceeds. Each of the parties agrees, and expressly acknowledges its understanding, that if Freddie Mac shall exercise its right to terminate the Servicing Contract, the Secured Party's
Servicing Security Interest shall continue with respect to any Surplus Proceeds, as that term is defined in Section 8(a)(11) below, subject to all of the terms and conditions of Sections 8(a) through 8(9) below.

     7. Covenant to Cooperate  and Not to Interfere;  Waiver of Standing to
Sue.
The  Servicer  and the Secured  Party (to the extent that the Secured
Party may
directly or indirectly be in possession or control of any of the Servicing
Collateral or any documentation, agreements, data, information or proceeds related in any way to the Servicing Collateral or the Servicing Contract) each covenants that it will cooperate with Freddie Mac in all respects in connection with any termination of, or transfer or sale of, the Servicing Contract by
Freddie Mac. The Secured Party hereby waives any and all right or standing which it may have, directly or indirectly, as a secured creditor of the Servicer, or in any other capacity, to protest a disqualification of the Servicer as an approved Freddie Mac seller/servicer or a termination by Freddie Mac of the
Servicing Contract, and agrees not to interfere in any way, directly or indirectly, with any termination by Freddie Mac of the Servicing Contract or with Freddie Mac's exercise of any of its rights relating thereto, including
Freddie Mac's right to effectuate an Interim Servicing Transfer or a Permanent
Servicing  Transfer,  as defined  below in  Sections  8(a)(3) and  8(a)(4).
The
Secured Party also hereby waives any right or standing which it might otherwise have to bring suit, and hereby covenants that it All not bring suit to restrain or enjoin any termination of, or transfer or sale of, the Servicing Contract by
Freddie Mac, or any exercise by Freddie Mac of any of its rights relating thereto, including Freddie Mac's right to effectuate an Interim Servicing
Transfer or a Permanent Servicing Transfer; provided, however, that the Secured
Party does not  hereby  waive its right to bring suit  against  Freddie
Mac for
damages arising out a breach of this Agreement by Freddie Mac.

     8.  Permanent  Servicing  Transfer  by  Freddie  Mac;  Payment  of
Surplus
Proceeds.

          (a) Definitions. For the purposes of this Agreement, the following terms shall have the meanings ascribed to them in the paragraphs below.

               1. "Freddie Mac's Claims" means the amounts of any and all defaults and outstanding obligations of the Servicer due and owing to Freddie
Mac, including Freddie Mac's attorneys' fees and costs, whether arising under the Purchase Documents or any agreement or instrument constituting part of, or entered into or given in connection with, a purchase contract (including, but not limited to, a guaranty, a letter of credit agreement, an indemnity agreement, or a spread account agreement); or associated with the purchase or sale of securities from or to Freddie Mac (including, but not limited to, any transactions entered into between the Servicer and the Security
Sales and
Trading Group ("SS&TG") of Freddie Mac, or any organizational units of Freddie
Mac which may, at any time hereafter, perform any or all of the functions which are presently performed by SS&TG); or associated with repurchase agreement transactions with Freddie Mac; or arising under any other agreement between the
Servicer and Freddie Mac.

               2. "Freddie Mac's Servicing Transfer Costs" means all costs and expenses incurred by Freddie Mac relating to or arising from a Termination With
Cause or a Termination Without Cause; all payments made or costs incurred by
Freddie Mac with respect to an Interim Servicing Transfer; and all costs and expenses incurred by Freddie Mac in connection with an actual or proposed
Permanent Servicing Transfer; and including Freddie Mac's attorneys' fees and costs.

               3. "Interim Servicing Transfer" means the appointment of a servicer by Freddie Mac to service the Mortgages, usually for a period not to exceed 180 days, following a Termination With Cause or a Termination Without
Cause and prior to the effective date of a Permanent Servicing Transfer, effectuated in accordance with the Servicing Transfer Procedures.

               4. "Permanent Servicing Transfer" means a transfer of the
Servicing Contract to a new servicer, following a Termination With Cause or a
Termination  Without Cause and, if  applicable,  following an Interim
Servicing
Transfer, all effectuated in accordance with the Servicing Transfer
Procedures.

               5. "Secured Party's Claims" means all defaults and outstanding obligations of the Servicer to the Secured Party under the Security Agreement, and any related loan agreements or other agreements between the Servicer and the
Secured Party.

               6. "Secured Party's Servicing Transfer Costs" means all costs and expenses incurred by the Secured Party in connection with an actual or proposed
Permanent Servicing Transfer.

               7. "Servicing Transfer With Assumption of Warranties" means a
Permanent Servicing Transfer in which the new servicer assumes all of the warranties and obligations of the Servicer under the Purchase Documents relating to the sale of the Mortgages to, or the servicing of the Mortgages for, Freddie
Mac, regardless of whether such warranties and obligations were made and assumed by the Servicer upon the sale of the Mortgages to Freddie Mac or assumed by the
Servicer thereafter.

               8. "Servicing Transfer Without Assumption of Warranties" means a
Permanent Servicing Transfer in which the new servicer does not assume all of the warranties and obligations of the Servicer under the Purchase Documents relating to the sale of the Mortgages to, or the servicing of the Mortgages for,
Freddie Mac, regardless of whether such warranties and obligations were made and assumed by the Servicer upon the sale of the Mortgages to Freddie Mac or assumed by the Servicer thereafter.

               9. "Servicing Transfer Proceeds" means the consideration paid by a new servicer to Freddie Mac in a Permanent Servicing Transfer transaction.

               10. "Servicing Transfer Procedures" means the provisions of the
Purchase Documents which prescribe the terms and conditions under which the
Seryicing Contract may be terminated and transferred and sold, as supplemented by Freddie Mac corporate policies relating to servicing transfer procedures, as the same may be revised from time to time, which shall at all times apply with equal force and effect to all Interim Servicing Transfers and to all Permanent
Servicing Transfers effectuated by Freddie Mac, whether occurring pursuant to this Agreement or not.

               11. "Surplus Proceeds" means any monies available for payment to the Secured Party and to the Servicer, equal to the balance of monies remaining from the Servicing Transfer Proceeds or the Termination Fee after deduction therefrom of the amounts of Freddie Mac's Claims and Freddie Mac's Servicing
Transfer Costs.

               12. "Termination Fee" means the fee payable by Freddie Mac resulting from a Termination Without Cause, as determined under the Purchase
Documents.

               13. "Termination With Cause" means a termination of the Servicing
Contract between Freddie Mac and the Servicer for cause under the Purchase
Documents.

               14. "Termination Cause" means a termination of the Servicing
Contract between Freddie Mac and the Servicer without cause under the Purchase
Documents, pursuant to which a Termination Fee is payable by Freddie Mac.

          (b) Notice to Secured Party of  Termination  With Cause or
Termination
Without Cause; Interim Servicing Transfer. Freddie Mac shall have at all times the unqualified right to effect a Termination With Cause or a Termination
Without Cause and to transfer and sell the Servicing Contract in accordance with the Servicing Transfer Procedures. If Freddie Mac shall effect a Termination
With Cause or a Termination Without Cause with respect to the Servicing
Contract, Freddie Mac will give the Secured Party notice of the same, in accordance with the provisions of Section 8(b)(1) below.

               1. Notice to Secured Party. Freddie Mac will give notice of a
Termination With Cause or a Termination Without Cause to the Secured Party within ten (10) days after the date of the notice of termination. The notice shall be in the form of a copy of the notice of Termination With Cause or
Termination Without Cause sent to the Servicer. Notwithstanding the terms of the first sentence of this Section 8(b)(1), the Secured Party agrees, and expressly acknowledges its understanding that (A) Freddie Mac will not be liable to the
Secured  Party for failure to provide  such notice on a timely basis and
(B) the
Secured Party may contract with the Servicer to require the Servicer to provide such notice on a timely basis.

Following receipt of notice of the termination, the Secured Party may then contact Freddie Mac to determine (A) whether the termination was a Termination
With Cause or a Termination Without Cause; and (B) whether the termination has been followed by an immediate Interim Servicing Transfer. Freddie Mac agrees that, within fifteen (15) days after giving the notice provided for in the first paragraph of this Section 8(b)(1), and within each thirty (30)-day period thereafter until a Permanent Servicing Transfer has been effectuated, it will provide the Secured Party with estimates of Freddie Maces Claims and Freddie
Mac's Servicing Transfer Costs. Freddie Mac will also provide the Secured Party with the final amounts of Freddie Mac's Claims and Freddie Mac's Servicing
Costs, as provided in Sections 8(c) and 8(f) below.

               2. Interim Servicing Transfer Immediate Effectuateded. If, following the termination, Freddie Mac shall have immediately effectuated an
Interim Servicing Transfer, the Secured Party may exercise its option to seek to arrange a Permanent Servicing Transfer, as set forth in Section 8(c) below.

               3. Impracticality of Interim Servicing Transfer.  Freddie
Mac and
the Secured Party agree, and expressly  acknowledge  their  understanding, that
incurring  the  cost  of an  Interim  Servicing  Transfer  may  be impractical,
particularly  if it shall  appear  likely that the cost of an Interim
Servicing
Transfer  may  exceed  the amount of Freddie  Mac's  Claims  and  Freddie
Mac's
Servicing  Transfer  Costs.  If,  following  a  termination,  Freddie  Mac shall
determine that  effectuating an Interim  Servicing is  impractical,
Freddie Mac
shall immediately  notify the Secured Party of that  determination.  The
Secured
Party expressly  acknowledges its understanding  that, in such case, the
Secured
Party likely would not elect to seek to arrange a Permanent  Servicing
Transfer
under  Section  8(c)  below,   and  Freddie  Mac  would   instead   assume
sole
responsibility  for  effectuating a Permanent  Servicing  Transfer in accordance
with the  provisions of Section 8(d) below.  If,  however,  after reviewing the
first  estimates of Freddie  Mac's Claims and Freddie Mac's  Servicing
Transfer
Costs provided under Section  8(b)(1),  the Secured Party  nevertheless  in good
faith  disagrees  with  Freddie  Mac's  determination   regarding  the
economic
impracticality of an Interim Servicing Transfer, the Secured Party shall have the right to arrange an Interim Servicing Transfer with a Freddie Mac-approved servicer. Such an Interim Servicing Transfer shall only be on terms no less favorable to Freddie Mac than those negotiable by Freddie Mac.

If the Secured Party shall decide to exercise its right to arrange an Interim
Servicing Transfer, it shall give Freddie Mac notice of its latent to do so within a reasonable period of time after receiving Freddie Mac's notice provided for in the immediately preceding paragraph. If the Secured Party gives Freddie
Mac such notice, the Secured Party shall have a reasonable period of time to arrange for the Interim Servicing Transfer. If the Secured Party shall arrange for an Interim Servicing Transfer on the terms set forth in the immediately preceding paragraph, Freddie Mac and the Secured Party shall then proceed to arrange for a Permanent Servicing Transfer in accordance with the provisions of
Sections 8(c) and 8(d) below (excluding the notice provision set forth in the first clause of the first sentence of Section 8(c)).

If it shall eventually occur that the amount of the Servicing Transfer Proceeds are less than the amount of the sum of Freddie Mac's Claims and Freddie Mac's
Servicing Transfer Costs, the Secured Party hereby expressly agrees to indemnify
Freddie Mac for the amount of the difference; provided, however, that the amount of indemnification shall under no circumstances be greater than the cost of the
Interim Servicing Transfer arranged by the Secured Party under this Section
8(b)(3). Freddie Mac may request of the Secured Party reasonable assurances of the Secured Party's ability to pay a prospective claim for indemnification (as reasonably estimated by the parties) before Freddie Mac shall permit the Secured
Party to arrange for an Interim Servicing Transfer. In determining whether or not to request such reasonable assurances, and in determining the nature thereof, Freddie Mac may consider the totality of circumstances relating to the
Secured Party's financial, management, and regulatory status at the time the
Secured Party requests to arrange an Interim Servicing Transfer.

If the Secured Party (A) shall not give the notice specified in the first paragraph of this Section 8(b)(3) on a timely basis, or (B) shall give such notice, but shall not arrange for an Interim Servicing Transfer on the terms and conditions specified in this section, or (C) shall not provide reasonable assurances requested by Freddie Mac, then the Secured Party's rights under this
Section (b)(3) shall expire. In such case, Freddie Mac shall assume sole responsibility for arranging a Permanent Servicing Transfer pursuant to the provisions of Section 8(d) below.

          (c) Secured  Party's  Request to Arrange  Servicing With
Assumption of
Warranties.  The  Secured  Party  may,  within  ten (10) days  after the date of
Freddie Mac's notice  provided for under Section  8(b)(1) request to enforce its
Servicing  Security  interest  by giving  Freddie  Mac notice  stating that the
Secured Party so elects and that the Secured Party  understands and acknowledges
that its right to  enforce  its  security  interest  is and  shall be expressly
conditioned upon Freddie Mac's approval of any proposed new servicer
(including
the  Secured   Party,   if  the  Secured  Party  is  an  approved   Freddie
Mac
seller/servicer) and upon such a servicer's being actually able to satisfy or discharge all of Freddie Mac's Claims and Freddie Mac's Servicing Transfer Costs and consummate a Servicing Transfer With Assumption of Warranties.

               1.   Effectuation  of  Servicing   Transfer  With
Assumption  Of
Warranties. If Freddie Mac shall receive a notice from the Secured Party which compiles with the terms of the immediately preceding sentence, Freddie Mac will reasonably cooperate with the Secured Party in seeking to effect a Servicing
Transfer with Assumption of Warranties, in accordance with the provisions of the
Servicing Transfer Procedures, to an approved Freddie Mac seller/servicer
(including  the Secured Party,  if the Secured Party is an approved
Freddie Mac
seller/servicer) which, in the determination of Freddie Mac, is competent to service the Mortgages, and any other mortgages then being serviced by the
Servicer, in accordance with the terms of the Purchase Documents; provided, however, that such a transfer must be effectuated within 180 days from the date of the notice received by Freddie Mac in accordance with the requirements of the first sentence of this Section 8(c) and shall be expressly conditioned upon the satisfaction or discharge by any proposed new servicer of all of Freddie Mac's
Claims and Freddie Mac's Servicing Transfer Costs; and, further provided, that the Secured Party shall have compiled with all the provisions of this Agreement.
If a Servicing Transfer with Assumption of Warranties arranged by the Secured
Part and  approved by Freddie Mac shall be  effectuated,  the Secured
Party and
Freddie Mac shall  proceed in  accordance  with the  provisions of Sections
8(e)
through 8(g) below.

In addition to the estimates provided for under Section 8(b)(1), Freddie Mac agrees to make its best effort to provide the Secured Party with the final amounts of Freddie Mac's Claims and Freddie Mac's Servicing Transfer Costs within 150 days from the date of the notice received by Freddie Mac in accordance with the requirements of the first sentence of this Section 8(c). If, however, Freddie Mac is not able to furnish such final amounts within said
150-day period, then it shall make its best effort to do so within 180 days, and the period for effectuating a transfer shall be extended to 210 days. Additional extensions of thirty (30) days for providing the final amounts and for effectuating a transfer may be agreed upon by amendment to this Agreement pursuant to the provisions of Section 16 below.

               2. Secured Party's Inability to Arrange Servicing Transfer with
Assumption of Warranties. If, within 180 days (or such greater period of time as may be applicable pursuant to the provisions of Section 8(c)(l)) from the Gate of the notice received by Freddie Mac in accordance with the requirements of the first sentence of this Section 8(c), the Secured Party shall not have arranged for a Servicing Transfer with Assumption of Warranties acceptable to Freddie
Mac, in accordance  with the  provisions of the Servicing  Transfer
Procedures,
Freddie Mac will assume sole responsibility for effectuating a Permanent
Servicing Transfer,  in accordance with the provisions of the Servicing
Transfer
Procedures and the provisions of Section 8(d) below.

               3. No Request by Secured Party. Freddie Mac shall also effectuate a Permanent Servicing Transfer if the Secured Party shall not give to Freddie
Mac a written notice which complies with the provisions of the first sentence of this Section 8(c). In such case, Freddie Mac will effectuate the Permanent
Servicing  Transfer  within  180 days from the  expiration  of the ten
(10)-day
period set forth in the first sentence of this Section 8(c).

          (d)  Permanent  Servicing  Transfer  Arranged  By Freddie  Mac.
If the
Secured Party shall be unable to arrange a Servicing Transfer with Assumption of
Warranties acceptable to Freddie Mac, pursuant to the provisions of Section
8(c), Freddie Mac will assume sole responsibility for arranging a Permanent
Servicing  Transfer.  Freddie  Mac will seek to  arrange a  Permanent
Servicing
Transfer, in order of preference, in accordance with the provisions of Sections
8(d)(1), 8(d)(2), and 8(d)(3) below.

               1. Consummation of Servicing Transfer with Assumption
Warranties.
If Freddie Mac is able to arrange for a Servicing Transfer with Assumption of
Warranties, it will do so and conclude the transfer within 180 days of the end of the 180-day period in which the Secured Party sought to arrange for such a transfer, pursuant to the terms of Section 8(c). In such case, Freddie Mac will give the Secured Party notice of the transfer within ten (10) days of the effective date. Within 30 days of the date of such notice, the Secured Party may submit a statement of the Secured Party's Claims and the Secured Party's
Servicing  Transfer  Costs,  in conformity  with the  provisions of Section
8(e)
below, and the parties will proceed in accordance with the provisions of
Sections 8(e) through 8(9) below.

               2. Secured Party's Election to Service. If, at any time during the 180-day period provided for in Section 8(d)(1), Freddie Mac shall determine that it will be unable to arrange for a Servicing Transfer With Assumption of
Warranties, Freddie Mac shall so notify the Secured Party. If the Secured Party shall be an approved Freddie Mac Seller/Servicer, the Secured Party may give
Freddie Mac notice requesting that the Secured Party be approved as the new servicer of the Mortgages and all other mortgages which had been serviced by the
Servicer for Freddie Mac. Such request may provide for the use by the Secured
Party of a servicing  agent, as that term is defined in the Purchase
Documents.
If Freddie Mac shall receive such a notice from the Secured Party, Freddie Mac will review the request in accordance with the provisions of the Servicing
Transfer Procedures. Freddie Maces determination of whether or not to approve the request shall De conditioned upon (A) the Secured Party s having complied with all the provisions of this Agreement; (B.) the Secured Party's actual satisfaction or discharge of all of Freddie Mac's Claims and all of Freddie
Mac's Transfer Costs;  (C) the Secured  Party's  agreement to effect a
Servicing
Transfer With Assumption warranties: (D) Freddie Mac's determination that the
Secured Party (and any proposed servicing agent, if applicable) is competent to service the Mortgages, and all other mortgages which have been serviced by the
Servicer,  in accordance with the terms of the Purchase  Documents;  and
(E) the
Secured Party's ability to consummate the Servicing  Transfer With
Assumption of
Warranties with a reasonable period of time, as determined by Freddie Mac, in its sole and absolute discretion. If Freddie Mac shall approve the Secured
Party's request to be the new servicer of the Mortgages, and the Servicing
Transfer With Assumption of Warranties shall be effectuated on the terms described in this Section 8(d)(2), the provisions of Sections 8(e) through 8(9)
shall not be applicable to the transfer.

               3. Servicing  Transfer Without  Assumption of Warranties.
If the
Secured  Party shall not request to be  approved as the new  Servicer,  or if it
shall so request and Freddie Mac shall  disapprove  the request,  in accordance
with the  Servicing  Transfer  Procedures,  Freddie Mac shall then effectuate a
Servicing Transfer Without Assumption with Warranties. In such case, the
Secured
Party's  Servicing  Security Interest in Surplus Proceeds shall be extinguished,
and the Secured  Party shall have no further  rights under this  Agreement.
The
Secured  Party  and  the  Servicer  agree,  and  expressly   acknowledge
their
understanding, that because of the indeterminate potential for monetary losses to Freddie Mac resulting from the liability to effect a Servicing Transfer With
Assumption of Warranties, there cannot be any Surplus Proceeds in the event of a
Servicing Transfer Without Assumption of Warranties resulting from the transfer, and, therefore, they hereby waive any claim to any Surplus Proceeds in the event of a Servicing Transfer Without Assumption of Warranties.

          (e) Secured Party's Claims and Servicing Transfer Costs. Within 30 days after the date of a notice of the effectuation of a Permanent Servicing
Transfer by Freddie Mac, or within 30 days of the effectuation of a Permanent
Servicing Transfer which the Secured Party participating in arranging under the provisions of Section 8(c), the Secured Party may submit to Freddie Mac a statement of the Secured Party's Claims and the Secured Party's Servicing
Transfer Costs. Absent manifest error, the statement submitted by the Secured
Party shall be deemed to be conclusive of the correctness of the amount payable to the Secured Party out of Surplus Proceeds, if any, under the provisions of
Section 8(9) below.

          (f)  Determination of Freddie Mac's Claims and Freddie Mac's
Servicing
Transfer Costs. After the effective date of a Permanent Servicing Transfer effectuated under the provisions of Section 8(d)(1), Freddie Mac shall determine the amounts of Freddie Mac's Claims and Freddie Mac's Servicing Transfer Costs.
Freddie Mac shall complete such determination within 120 days following the effective date of the Permanent Servicing Transfer.

          (g) Accounting and Distribution of Any Surplus Proceeds. Immediately following completion of the determination of Freddie Mac's Claims and Freddie
Mac's Servicing Transfer Costs, Freddie Mac shall pay to itself the sum of
Freddie Mac's Claims and Freddie Mac's Servicing Transfer Costs out of the amount of the Servicing Transfer Proceeds or the Termination Fee. Immediately thereafter, Freddie Mac shall render an accounting to the Secured Party and to the Servicer by sending them a notice which shall inform them of the amount of the Servicing Transfer Proceeds or the Termination Fee; the sum which Freddie
Mac has paid to itself to cover Freddie Mac's Claims and Freddie Maces
Servicing
Transfer Costs; the amount of the Surplus Proceeds, if any; and the amounts, if any, of the Surplus Proceeds payable to the Secured Party and the Servicer, respectively.

Freddie Mac shall make disbursement of any Surplus Proceeds to the Secured Party and the Servicer contemporaneously with the sending of the notice provided for in the immediately preceding paragraph. Distribution of any Surplus Proceeds shall be payable as follows: first, to the Secured Party on account of the
Secured Party's Claims; second, to the Secured Party for the amount of the
Secured Party's Transfer Costs; and third, to the Servicer. Freddie Mac shall pay interest on the amount of any Surplus Proceeds paid to the Secured Party or to the Servicer. Interest shall be payable at the rate of Freddie Mac's costs of funds, as determined by Freddie Mac, for the period commencing on the effective date of the Permanent Servicing Transfer and ending on the day before the date of the notice provided for in the immediately preceding paragraph.

     9. Secured Party's Foreclosure of Servicing Security Interest.

          (a) Request. If the Secured Party shall, at any time, declare a default of the Servicer under the Security Agreement, and if Freddie Mac shall not previously have given the Secured Party notice of a Termination With Cause or a Termination Without Cause, the Secured Party may request that it be permitted to foreclose its security interest by seeking to arrange a Permanent
Servicing Transfer which is effectuated as a Servicing Transfer With Assumption of Warranties. The Secured Party may make such request by giving
Freddie Mac
notice in accordance with the provisions of Section 8(c) of this Agreement. If the Secured Party shall give Freddie Mac notice in conformity with the requirements of Section 8(c), the Secured Party and Freddie Mac shall then proceed in accordance with the balance of the provisions of Section 8(c) and the applicable provisions of Sections 8(d) through (9).

          (b) Secured Party's Power of Attorney. The Servicer hereby irrevocably appoints the Secured Party, and any designee of the Secured Party, as its attorney-in-fact to request, seek to arrange, and cooperate in effecting any
Permanent Servicing Transfer, including a sale of the Servicing Contract. Said power of attorney shall be deemed to be in addition to, and shall not limit the scope of, any power of attorney granted by the Servicer in the Secured
Agreement. In connection with any such Permanent Servicing Transfer and any such sale of the Servicing Contract which Freddie Mac may approve, Freddie Mac will accept the power of attorney as authorizing the Secured Party to act for and on behalf of the Servicer in performing any and all acts necessary to effect such transactions, and will not consider or regard the Secured Party, when acting as such attorney-in-fact, as being the transferor of the Servicing Contract.

          (c)  Continuing   Right  to  Effectuate   Termination  With
Cause  or
Termination  Without  Cause.  Notwithstanding  the  provisions of Section-
9(a),
Freddie Mac shall, during the 180-day Period under Section 9(a) during which the
Secured Party may seek to arrange a Permanent Servicing Transfer, retain its right to effectuate a Termination With Cause or a Termination Without Cause, in accordance with the provisions of the Servicing Transfer Procedures. If Freddie
Mac shall exercise this right during the 180-day period, Freddie Mac shall give the Secured Party notice of the termination in conformity with the requirements of Section 8(b)(1), and Freddie Mac and the Secured Party will thereafter proceed in accordance with all of the applicable provisions of Sections 8(a)
through 8(g) with respect to any Interim Servicing Transfer, the Permanent
Servicing Transfer, and the payment of any Surplus Proceeds. Freddie Mac agrees that it will not effectuate a Termination With Cause solely because of the fact that the Secured Party declares a default of the Servicer under the Security
Agreement; provided, however, that if the fact or occurrence constituting the basis for the Secured Party's declaration of a default shall also constitute a default or a breach of an obligation or warranty of the Servicer under the
Purchase Documents, Freddie Mac shall not be precluded from effectuating a
Termination with Cause based upon such fact or occurrence.

     10. Partial Servicing Security Interest. If the Servicing Security Interest of the Security Party only relates to part of the mortgages serviced by the
Servicer under the Servicing Contract (a "Partial Servicing Security Interest"), the provisions of Sections 8 and 9 hereof shall apply only to the limited extent stated in the remainder of this Section 10, and the rest of the rights and obligations of the parties shall be determined under the Servicing Transfer
Procedures. In the event that Freddie Mac shall effect a Termination With Cause or a Termination Without Cause of the Servicer, and the Servicer shall have granted only a Partial Servicing Security Interest to the Secured Party, Freddie
Mac shall give notice to the Secured Party in accordance with the provisions of
Section 8(b)(1), and the parties shall then proceed in accordance with the
Servicing Transfer Procedures. In the event that the Secured Party shall declare a default of the Servicer under the Security Agreement, and the Servicer shall have granted only a Partial Servicing Security Interest to the Secured Party, the Secured Party shall give notice of the default to Freddie Mac, and the parties shall then proceed in accordance with the Servicing Transfer Procedures.

     11. Reliance Upon Written Notices. The Secured Party and the Servicer agree that Freddie Mac shall be entitled to rely on any written notice, direction, request or consent received by Freddie Mac pursuant to the provisions of this
Agreement which Freddie Mac reasonably believes to be genuine.

     12. Indemnification of Freddie Mac. The Secured Party hereby agrees to indemnify and hold Freddie Mac harmless from and against any and all actual losses, liabilities, damages, charges or expenses (including Freddie Mac's reasonable attorneys' fees) incurred by Freddie Mac as a result of
(a) the
material breach of any provision of this Agreement by the Secured Party or (b) the willful conduct of any other person (including the Servicer) acting at the specific direction of the Secured Party.

     13. Indemnification of Secured Party. Freddie Mac hereby agrees to indemnify and hold the Secured Party harmless from and against any and all actual losses, liabilities, amages, charges or expenses (including the Secured
Party's reasonable attorneys' fees) incurred by the Secured Party as a result of
(a) the material breach of any provision of this Agreement by Freddie Mac or (b) the willful conduct of any other person acting at the specific direction of
Freddie Mac.

     14. Notices.

          (a) Addresses. Any notice required or permitted to be given under the terms of this Agreement may be given by delivering or mailing the same to the following addresses:

                           If to Freddie Mac:

                           Federal Home Loan Mortgage Corporation
                           8200 Jones Branch Drive
                           McLean, VA 22102

                           Attention: Vice President--Institutional Credit
Risk

                           If to the Servicer:[8]

                           MONUMENT MORTGAGE, INC.
                           3021 CITRUS CIRCLE. SUITE 150
                           WALNUT CHEEK. CA. 94598

                           Attention: PAUL GARRIGUES
                           Telephone No.: (510) 906-5868
                           Telecopier No.: (510) 944-7040

                           If to the Secured Party:[9]

                           RESIDENTIAL LENDING CORPORATION
                           1646 NORTH CALIFORNIA BLVD. SUITE 400
                           WALNUT CREEK. CA. 94596

                           Attention: D. GRAHAM SHIPMAN
                           Telephone No.: (510) 935-0614
                           Telecopier No.: (510) 935-6424

or to such other addresses and persons as the parties hereto may in writing hereafter indicate by like notice.

          (b) Effectiveness. A notice shall be in writing unless
communicated by
telephone to the attention of the person  identified  above and confirmed within
one  business  day  thereafter  by a  writing  sent to  such  person  by telex,
telecopier or other direct written  electronic means,  charges prepaid. A notice
may be (i) personally delivered (including delivery by a private mail or courier
service) at the appropriate address stated  hereinabove;  or (ii) sent by telex,
telecopier or other direct written electronic means,  charges prepaid;  or
(iii)
sent by United States registered,  certified,  or express mall, postage prepaid.
Any  notice  personally  delivered  shall be  deemed to have  been  validly
and
effectively given on the day of such delivery.  Any notice  communicated orally
and confirmed in writing the following business day shall be deemed to have been
validly  and  effectively  given on the  date of such  oral  communication.
Any
________________
[8] Type address to which nontices should be sent, and title or name of person to whom they should be addressed.
[9] Type address to which notices should be sent, and title or name of person to whom they should be addressed.

written notice transmitted by telex, telecopier or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a business day, and, if not, on the next business day) on which It is transmitted. Any notice sent by United States malt shall be deemed to have been validly and effectively given on the fifth day (if a business day, and, if not, on the next business day) after it shall have been deposited in the United
States Mall.

     15. Entire Agreement. This Agreement constitutes the entire Agreement among the parties concerning the subject matter hereof, and supersedes any and all prior representations, statements, discussions and negotiations concerning this Agreement and the subject matter hereof which may have been made or which may have occurred prior to or contemporaneous with the execution of this
Agreement.

     16. Amendments. This Agreement may not be amended, and none of its terms may be waived, except by a writing which specifically refers to this
Agreement, which expressly states that it constitutes an amendment or waiver to this Agreement, and which is signed by the party or parties against whom enforcement of the amendment or waiver is sought.

     17. Severability. If any term or provision of this Agreement shall be held to be unenforceable by a court of competent jurisdiction, the validity of all of the remaining provisions of this Agreement shaft not be affected, and the rights and obligations of the parties shall be construed and enforced as if this
Agreement did not contain the particular term or provision held to be invalid.

     18. Rights Cumulative. All rights granted to Freddie Mac hereunder shall be cumulative and shall be in addition to any other rights which Freddie
Mac may have under the Purchase Documents or under applicable law. Nothing in this Agreement is intended to or shall be construed to amend or modify any of the terms or provisions of the Purchase Documents or any other agreements between the Servicer and Freddie Mac.

     19. No Waiver. Neither delay on the Part of Freddie Mac in the exercise any of its rights hereunder, nor any partial exercise of any such right, shall constitute a waiver of such right or of any other rights of Freddie
Mac under this Agreement.

     20. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     21. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the United States. Insofar as there may be no applicable precedent, and insofar as to do so will not frustrate the purposes of this Agreement or the transactions governed hereby, the local laws of the State of New York shall be deemed reflective of the laws of the United States.

     N WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized corporate officers as of the date and year first written above.


                                       FEDERAL HOME LOAN MORTGAGE
CORPORATION


                                       By  (Signature)

                                         Leslie Crouch
                                       Typed Name

                                         Rick Analyst
                                       Typed Title


                                       RESIDENTIAL FUNDING CORPORATION[10]
10


                                       By  (Signature)

                                         D. GRAHAM SHIPMAN
                                       Typed Name

                                         VICE PRESIDENT
                                       Typed Title


                                         MONUMENT MORTGAGE, INC.[11]
11

                                         920209                 [12]
12
                                       ------------------------------------
----


                                       By  (Signature)

                                         PAUL GARRIGUES
                                       Typed Name

                                         SENIOR VICE PRESIDENT / CFO
                                       Typed Title

_______________
[10]  Type name of Secured Party.
[11]  Type name of Servicer.
[12]  Type Freddie Mac seller/servicer number.

                     FEDERAL HOME LOAN MORTGAGE CORPORATION

                                   ADDENDUM A

                                       TO

                            ACKNOWLEDGEMENT AGREEMENT


The Mortgages, as defined in the Acknowledgement Agreement, are the following
(check applicable box):



[X]      All  single-family  mortgages which are now, or which hereafter are, in
         the ordinary course of business, serviced by the Servicer for Freddie
         Mac under the terms of the Servicing Contract.

[_]     The  single-family  mortgages listed below or on pages attached hereto,
         which are now serviced by the Servicer for Freddie Mac under the terms of the Servicing Contract. (List each such mortgage. State, at a minimum, the Freddie Mac loan number and name(s) of the borrower(s) for each mortgage.)

                                                         EXHIBIT G
EXHIBIT G


                                  SUBSIDIARIES


                                        States
                                        Qualified
                                        to do
Name             Incorporated           Business           Owned (%)


                           (to be completed by Company)

                                  SUBSIDIARIES

            AT THIS TIME MONUMENT MORTGAGE, INC. HAS NO SUBSIDIARIES.

                                                         EXHIBIT H
EXHIBIT H


                           FORM OF OPINION OF COUNSEL


Residential Funding Corporation
Attention: Sandra L. Oakes
8400 Normandale Lake Blvd., Suite 600
Minneapolis, Minnesota 55497

Re:      $12,000,000  Loan (the "Loan")  under  Warehousing  Credit and
Security
         Agreement  (the  "Agreements)  by  and  between   RESIDENTIAL
FUNDING
         CORPORATION,   a  Delaware  corporation  (the  "Lender")  and
MONUMENT
         MORTGAGE, INC., a California corporation (the "Company"),
guaranteed by
         JAMES  W.  NOACK   ("Noack")   and  JAMES  A.   UMPHRYES
("Umphryes")
         (hereinafter collectively referred to as the "Guarantors") and secured by the "Collateral" (as defined in the Agreement).

Gentlemen:

         We are special counsel to the Company and to the Guarantors in connection with the Loan.[1] As counsel, we have prepared and/or examined the following documents:

1.       Executed copy of the Warehousing  Promissory  Note, dated March ,
1995,
         made by the Company payable to the order of the Lender, in the principal amount of Ten Million Dollars ($10,000,000).

2.       Executed copy of the Sublimit  Promissory  Note, dated March ___,
1995,
         made by the Company payable to the order of the Lender, in the principal amount of Six Million Dollars ($6,000,000).

3.       Executed copy of the Working  Capital  Promissory  Note,  dated
March ,
         1995, made by the Company payable to the order of the Lender, in the principal amount of One Million Dollars ($l,000,000).

4.       Executed copy of the Term Loan Promissory  Note, dated March ___,
1995,
         made by the Company payable to the order of the Lender, in the principal amount of One Million Dollars ($l,000,000).

5.       Executed copy of the Warehousing  Credit and Security  Agreement by and
         between  the  Company  and the  Lender,  dated  March  ___,  1995
(the
         "Agreement").

_____________
[1] The form of opinion should be modified as necessary if separate counsel is employed for Company and for Guarantor.

6. Undated UCC Financing Statements perfecting a security interest in collateral, tangible and intangible.

7. Executed copy of the Guaranty, dated March ___, 1995 (the "Noack Guaranty"), made by JAMES W. NOACK to the Lender.

8.       Executed copy of the Guaranty, dated March ___, 1995 (the
"Umphryes
         Guaranty"), made by JAMES A. UMPHRYES to the Lender.

9. The Articles of Incorporation of the Company, together with amendments thereto, as certified by the Secretary of State of the State of
         California.

10. The Bylaws of the Company, as certified on ______________, 19___ by the
         Secretary of the Company as then being complete, accurate and in effect.

11. Resolutions of the Board of Directors of the Company, adopted at a meeting held on , 19___, as certified by the Secretary of the Company on , 19___ as then being complete, accurate and in effect, authorizing the borrowing of the Loan and the execution and delivery of and performance under the Agreement.

12.      Certificate of Good Standing for the Company, dated __________,
19___,
         issued by the Secretary of State of the State of California.[2]

         The above enumerated items, numbered 1, 2, 3, 4, 5 and 6 are collectively referred to as the "Loan Documents."

         The opinions which follow are subject to the following assumptions, limitations and qualifications:

A.       We have assumed the  genuineness of all  signatures,  other than of the
         Company and the Guarantors, the authenticity of all documents submitted
         to us as originals,  and the conformity with the original
documents of
         all  documents   submitted  to  us  as  reproduced   copies,   and
the
         authenticity of all such latter documents.

B. We have assumed the organization, existence, good standing and capacity of all persons and entities other than the Company and the Guarantors, and that such parties, other than the Company and the Guarantors, have the right, power and authority to execute and deliver the Loan
         Documents and to perform thereunder.

C. We have assumed that the Lender's obligations under the Agreement are within the powers of the Lender and have been duly and validly authorized and that the Agreement has been duly executed and validly delivered by the Lender.

_______________
[2] A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed.

D. As to various questions of fact material to this opinion, we have made such factual inquiries of the Company and the Guarantors, and have examined such other documents and made such examinations of applicable laws, as we have deemed necessary for purposes of the opinions expressed herein. However, where we state that a matter is to the best of our knowledge, we have relied upon the written statements of the
         Guarantors and the officers of the Company, with no inquiry as to the facts other than as necessary to establish that such reliance was reasonable on our part.

         Based upon such examinations and investigations, and such other investigations and examinations as we have deemed necessary for the purposes of the opinions expressed herein, and subject to the assumptions stated above in paragraphs A through D, inclusive, and in our capacity as special counsel for the Company and the Guarantors, we are of the opinion that:

                          [Opinions Concerning Company]

1. The Company and each Subsidiary of the Company[3] is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

2. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

3. The Company has the power and authority to execute, deliver and perform the Loan Documents. The execution, delivery and performance of the Loan
         Documents by the Company, including without limitation, the borrowings under the Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of the
         Company.

4. The Loan Documents have been duly executed and delivered by the
         Company. The Loan Documents constitute the legal, valid and binding obligations of the Company and are enforceable in accordance with their respective terms against the Company, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and general principles of equity.

 5. Upon delivery to the Lender of those items of Collateral consisting of promissory notes secured by mortgages or deeds of trust ("Pledged Mortgages")or mortgage-backed securities ("Pledged Securities"), or in
         the case of Pledged Securities issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code) or its nominee, upon
(a)
         registration of such Pledged Securities in the name of a financial intermediary (as such term is defined in the Uniform Commercial
Code)
         in an account containing only customer securities, (b) the notation of
         Lender's security interest in such Pledged Securities on the records of such financial intermediary, by book entry or otherwise, and (c) the sending by such financial intermediary to the Lender of confirmation of such notation, the Lender will have a valid and perfected first security interest therein. We assume, in giving this opinion, that such
         items of Collateral will be owned by the Company and that, at the time the Lender's security interest is noted on the records of any financial intermediary, such Pledged Securities will be free of any interest

______________
[3]  In the alternative, state that the Company has no Subsidiaries.

         created through the Federal Reserve Bank, clearing corporation and/or financial intermediary. With respect to Pledged Mortgages, the laws of certain jurisdictions may require the recordation of an assignment of such deeds of trust or mortgages in order to perfect a security interest in the deed of trust or mortgage (as opposed to the notes secured thereby). If the Lender does not record its assignment of deeds
         of trust or mortgages in such jurisdictions, we express no opinion as to the Lender's perfected security interest in such deeds of trust and mortgages (as opposed to the notes secured thereby) constituting part of the Collateral.

6. The execution, delivery and performance by the Company of the Loan Documents, will not (i) conflict with or violate any provision of the
         Articles of Incorporation or By-laws of the Company; (ii) require any license, approval or other action by any governmental authority that has not been obtained; (iii) to the best of our knowledge, result in the creation of any lien, charge or encumbrance upon any property or assets of the Company other than in favor of the Lender; (iv) to the best of our knowledge, result in a violation or breach of any term or provision, constitute a default under or result in or require the acceleration of any indebtedness of the Company pursuant to, any agreement or other instrument to which the Company may be bound or to
         which the Company or any of its property may be subject; or (v) to the best of our knowledge, result in any violation of the provisions of any law or, to the best of our knowledge, any order of any court or any governmental agency, to which the Company may be bound or to which the
         Company or any of its property may be subject.

7. To the best of our knowledge, there are no actions, suits, or proceedings pending or threatened against or affecting the Company, in any court or before any arbitrator or governmental authority which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole.

8. The making of the Advances as contemplated by the Agreement will not violate  Regulation G of the Board of Governors of the Federal
Reserve
         System.

9. The Company is not an "investment company" within the meaning f the
         Investment Company Act of 1940, as amended.

                      [Opinions Concerning the Guarantors]

10.      The Noack  Guaranty has been duly executed and delivered by Noack.
The
         Noack Guaranty constitutes the legal, valid and binding obligation of
         Noack and is enforceable in accordance with its terms against Noack, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and general principles of equity.

11.      The Umphryes Guaranty has been duly executed and delivered by
Umphryes.
         The  Umphryes  Guaranty   constitutes  the  legal,  valid  and
binding
         obligation of Umphryes and is enforceable in accordance  with its terms
         against  Umphryes,   except  that  enforceability  may  be
limited  by
         applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and general principles of equity.

12. The execution, delivery and performance by the Guarantors of their respective Guaranties will not (a) require any license, approval
or
         other action by any governmental authority that has not been obtained;
         (b) to the best of our knowledge, result in the creation of any lien, charge or encumbrance upon any property or assets of the Guarantors other than in favor of the Lender; (c) to the best of our knowledge, result in a violation or breach of any term or provision, constitute a default under, or result in or require the acceleration of any indebtedness of the Guarantors pursuant to any agreement or other instrument to which the Guarantors may be bound or to which the Guarantors or any of their respective properties may be subject;
or
         (d) result in any violation of the provisions of any law or, to the best of our knowledge, any order of any court or any governmental agency, to which the Guarantors may be bound or to which the Guarantors or any of their respective properties may be subject.

13. To the best of our knowledge, there are no actions, suite, or proceedings pending or threatened against or affecting the Guarantors, in any court or before any arbitrator or governmental authority which, if adversely determined, may reasonably be expected to result in any material adverse change in the assets or financial condition of the
         Guarantors.

         This opinion may be relied upon by you and your successors and assigns and by any participant in the Loan.

         All capitalized terms used herein, not otherwise defined herein, shall have the meanings given such terms in the Agreement.


                                       Very truly yours,

                                       __________________________________

                                       By:_______________________________

Gorelick & Bowman, attorneys

                                 April 11, 1995

Residential Funding Corporation
Attention: Sandra L. Oakes
8400 Normandale Lake Blvd., Suite 600
Minneapolis, Minnesota 55437

RE:      $12,000,000  Loan (the "Loan")  under  Warehousing  Credit and
Security
         Agreement  (the  "Agreement")  by  and  between   RESIDENTIAL
FUNDING
         CORPORATION,   a  Delaware  corporation  (the  "Lender")  and
MONUMENT
         MORTGAGE, INC., a California corporation (the "Company"),
guaranteed by
         JAMES  W.  NOACK   ("Noack")   and  JAMES  A.   UMPHRYES
("Umphryes")
         (hereinafter collectively referred to as the Guarantors") and secured by the "Collateral" (as defined in the Agreement).

Gentlemen:

         We are special counsel to the Company and to the Guarantors in connection with the Loan. As counsel, we have prepared and/or examined the following documents:

1.                Executed copy of the Warehousing  Promissory Note, dated
March
                  22, 1995, made by the Company payable to the order of the
                  Lender,  in  the  principal  amount  of  Ten  Million
Dollars
                  ($10,000,000).

2.                Executed copy of the Sublimit Promissory Note, dated
March 22,
                  1995, made by the Company payable to the order of the Lender, in the principal amount of Six Million Dollars
($6,000,000).

3. Executed copy of the Working Capital Promissory Note, dated
                  March 22, 1995, made by the Company payable to the order of the Lender,  in the  principal  amount of One Million
Dollars
                  ($1,000,000).

4.                Executed copy of the Term Loan  Promissory  Note,  dated
March
                  22, 1995, made by the Company payable to the order of the
                  Lender,  in  the  principal  amount  of  One  Million
Dollars
                  ($1,000,000).

5.                Executed copy of the Warehousing Credit and Security
Agreement
                  by and between  the  Company  and the Lender,  dated
March 22,
                  1995 (the "Agreement").

                      SCHEDULE OF EXISTING LINES OF CREDIT

LENDER NAME          COMMITMENT AMOUNT              EXPIRATION DATE


IMPERIAL BANK        5,000,000                      AUG. 4, 1995

DLJ                 15,000,000                      JUN 30, 1995

                                                          EXHIBIT K
EXHIBIT K

                              FORM FOR FUNDING BANK
                                LETTER AGREEMENT
                           (Letterhead of the Company)


March ___, 1995

The First National Bank of Chicago
One North State Street
Chicago, IL 60602

Gentlemen:

         The undersigned, MONUMENT MORTGAGE, INC. (the "Company"), hereby authorizes The First National Bank of Chicago (the "Funding Bank") to permit
Residential Funding Corporation (the "Lender") to debit and access information on the Company's accounts held by the Funding Bank as outlined below. me Company hereby directs and authorizes the Funding Bank to follow the directions of the
Lender in debiting such accounts.

          The Company authorizes the Lender to access account information from time to time for the Company's operating account no. (the "Operating Account") for the purpose of verifying balance information. In addition, the Company requests that the Lender, and the Company hereby authorizes the Lender, to debit the Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Company's instructions as set forth in the
Request for Advance for the  purposes  permitted in the  Warehousing
Credit and
Security Agreement ("Agreement") by and between the Company and the Lender; and
(b) for amounts due and owing to the Lender, including but not limited to principal, interest and fees.

         Upon the termination or expiration of the Agreement, the Company hereby authorizes the Lender to close the Operating Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and the Company directs the Funding Bank to follow the directions of the Lender in closing such accounts. The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.


                                            Very truly yours,

                                            MONUMENT MORTGAGE, INC.,
                                            a California corporation


                                            By:

                                            Its:


ACKNOWLEDGED AND AGREED THIS
_____ DAY OF ____________, 1995.

THE FIRST NATIONAL BANK OF CHICAGO

By:______________________________

Its:_____________________________

                                                               EXHIBIT M
EXHIBIT M

                       SECURITY AGREEMENT AS PROVIDED FOR
                   BY THE UNIFORM COMMERCIAL CODE OF MINNESOTA
                        (Form of Bailee Pledge Agreement)


         For new value this day received, and as collateral security for the payment of any and all indebtedness and liability of MONUMENT MORTGAGE, INC., a
California corporation (the "Company") under that certain Warehousing
Credit and
Security Agreement dated as of March ___, 1995, as may be amended from time to time, by and between the Company and RESIDENTIAL FUNDING CORPORATION (the
"Lender"), the Company creates and grants in favor and for the benefit of the
Lender a security interest in and to the instruments and documents described in
Exhibit C-SF attached to this Agreement.

                            (LIST OF MORTGAGE LOANS)

                [for each Mortgage Loan identified herein, attach
                            a completed Exhibit C-SF]


         The Company has given to (escrow or title company), who has possession of such instruments and documents, notice of the foregoing described security interest in favor of the Lender or the Company has possession of such instruments and documents and acknowledges the foregoing described security interest in favor of the Lender.

         The Company further agrees to deliver the documents described in the attached Exhibits C-SF to the Lender, immediately upon the request of the Lender
(whether written or oral), but in any event, on or before five (5) days from the date hereof unless otherwise requested by the Lender.

         The Company further agrees that this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors or assigns of the Lender.

         The Company further agrees that all rights, interests, duties and liabilities arising hereunder shall be determined according to the laws of the
State of Minnesota.
                        WAREHOUSING PROMISSORY NOTE


$10, 000, 000                                            Date:  March 22 ,
1995

         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and-all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual warehouse facility in the above amount and is the Warehousing Promissory Note referred to in that certain
Warehousing Credit and Security Agreement (the "Agreement") dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

                            MONUMENT MORTGAGE, INC.,
                            a California corporation


                            By:____________________________

                            Its:  President



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On March 22, 1995, before me, a Notary Public, personally appeared
James W. Noack , the President of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                             Notary Public___________________________
                             My Commission Expires:__________________
(SEAL)

                            SUBLIMIT PROMISSORY NOTE


$6,000,000                                                Date: March 22 ,
1995

         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation,  (herein called the Company),  hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Wake  Blvd.,   Suits
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of Six Million Dollars ($6,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual warehouse facility in the above amount and is the Sublimit Promissory-Note referred to in that certain
Warehousing Credit and Security Agreement (the Agreement n ) dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agree. to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

                            MONUMENT MORTGAGE, INC.,
                            a California corporation


                            By:_______________________________

                            Its:  President



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On March 22, 1995, before me, a Notary Public, personally appeared
James W. Noack , the President of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                            Notary Public_________________________________
                            My Commission Expires:________________________
(SEAL)

                         WORKING CAPITAL PROMISSORY NOTE


$1,000,000                                                Date: March 22 ,
1995

         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of One Million Dollars ($1,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual working capital facility in the above amount and is the Working Capital Promissory Note referred to in that certain Warehousing Credit and Security Agreement (the "Agreement") dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment
 .

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

                            MONUMENT MORTGAGE, INC.,
                            a California corporation


                            By:__________________________________

                            Its:  Senior V.P. / CFO



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On March 22, 1995, before me, a Notary Public, personally appeared
Paul
Garrigues, the Sr. V.P. / CFO of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                             Notary Public___________________________
                             My Commission Expires:__________________
(SEAL)

                            TERM LOAN PROMISSORY NOTE


$1,000,000                                                Date: March 22 ,
1995

         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
California corporation, (herein called the "Company"), hereby promises to pay to
the order of  RESIDENTIAL  FUNDING  CORPORATION,  a  Delaware  corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of One Million Dollars ($1,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at-the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

         This Note is given to evidence an actual term loan facility in the above amount and is the Working Capital Promissory Note referred to in that certain Warehousing Credit and Security Agreement (the "Agreement") dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment
 .

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

                            MONUMENT MORTGAGE, INC.,
                            a California corporation

                            By:________________________
                            Its:  Senior V.P. / CFO



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On March 22, 1995, before me, a Notary Public, personally appeared
Paul
Garrigues, the Sr. V.P. / CFO of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                            Notary Public_____________________________
                            My Commission Expires:____________________
(SEAL)